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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): MAY 23, 2001


                            ERGO SCIENCE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-24936                    04-3271667
---------------                   ------------              -------------------
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


              790 Turnpike St., Suite 205, North Andover, MA 01845
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 974-9474




                                Page 1 of 5 pages

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ITEM 5.  OTHER EVENTS

On May 23, 2001, Ergo Science Corporation (the "Company") announced that it was advised by Nasdaq on May 23, 2001 that its common stock would be delisted from the Nasdaq Stock Market effective with the open of business on May 24, 2001. The Company's press release dated May 23, 2001 announcing this event is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)   Exhibits.

      99.1    Press Release issued by Ergo Science Corporation on May 23, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ERGO SCIENCE CORPORATION



Date: May 29, 2001                  BY:    /s/ David R. Burt
                                           -----------------

                                    Name:  David R. Burt
                                    Title: President and Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIAL
NUMBER                      DESCRIPTION                            PAGE NUMBER

99.1                        Press Release issued by                     5
                            Ergo Science Corporation
                            on May 23, 2001



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